SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        January 23, 2004
                                                 -------------------------------


                          Community Capital Corporation
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                                 ---------------
                 (State or Other Jurisdiction of Incorporation)





        0-18460                                        57-0866395
        -------                                        ----------
(Commission File Number)                  (I.R.S. Employer Identification)



               1402-C Highway 72, Greenwood, South Carolina 29649
               --------------------------------------------------
          (Address, Including Zip Code of Principal Executive Offices)



                                 (864) 941-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements and Exhibits.


         (a) - (b) Not applicable.

         (c)       Exhibits.

                   Exhibit 99.1 - Press Release dated January 23, 2004.

Item 12.    Results of Operations and Financial Condition

         On January 23, 2004, Community Capital Corporation issued a press release announcing financial results for the quarter and year ended December 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K. This information is provided under Item 12 of Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMMUNITY CAPITAL CORPORATION


Date: January 23, 2004              By:     /S/ R. WESLEY BREWER
                                       -----------------------------------------
                                    R. Wesley Brewer
                                    Chief Financial Officer, Executive Vice
                                    President, and  Secretary


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